UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 1, 2005

                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

              1-11165                                  43-1470322
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     (Commission File Number)               (IRS Employer Identification No.)

         12 East Armour Boulevard
           Kansas City, Missouri                                     64111
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 (Address of Principal Executive Offices)                         (Zip Code)

                                (816) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 1, 2005, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, stating that Charles A. Sullivan announced his retirement from the Company's Board of Directors. Mr. Sullivan's retirement will be effective as of July 31, 2005.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.  Description

    99.1    Interstate Bakeries Corporation press release dated August 1, 2005.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005             INTERSTATE BAKERIES
                                 CORPORATION


                                 By: /s/ Ronald B. Hutchison
                                     -----------------------
                                     Name:  Ronald B. Hutchison
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No. Description
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    99.1    Interstate Bakeries Corporation press release dated August 1, 2005.